EXHIBIT 10.62



                          BUSINESS FINANCING AGREEMENT


This Business Financing Agreement ("Agreement") is made as of April 21, 1998 between DEUTSCHE FINANCIAL SERVICES CORPORATION ("DFS") and CAPITAL ASSOCIATES TECHNOLOGY GROUP, INC., A Corporation ("Dealer"), having a principal place of business located at 2236 Washington Blvd., Ogden, UT 84401

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1.   DEFINITIONS
     -----------
     1.1 SPECIAL DEFINITIONS. The following terms will have the following meanings in this Agreement, Agreement for Wholesale Financing and in the Other Agreements:
                  "ACCOUNTS": all accounts, leases, contract rights, chattel paper, choses in action and instruments, including any lien or other security interest that secures or may secure any of the foregoing, plus all books, invoices, documents and other records in any form evidencing or relating to any of the foregoing, now owned or hereafter acquired by Dealer. "ACCOUNTS RECEIVABLE FACILITY": a credit facility extended pursuant to this Agreement.
                  "AGREEMENT FOR WHOLESALE FINANCING": any Agreement for Wholesale Financing, as amended from time to time, which
                  Dealer has executed in conjunction with inventory financing extended by DFS.
                  "AVERAGE CONTRACT BALANCE": the amount determined by dividing:
                  (a) the sum of the Daily  Contract  Balances  (as  defined  in
                  SECTION 2.1.1) for a billing period; by, (b) the actual number of days in such billing period.
                  "DEFAULT": the events or occurrences enumerated in SECTION 6. "ENTITY": any individual, association, firm, corporation, partnership, limited liability company, trust, governmental body, agency or instrumentality whatsoever.
                  "GUARANTOR": a guarantor of any of the Obligations. "INVENTORY": all of Dealer's presently owned and hereafter acquired goods which are held for sale or lease. "OBLIGATIONS": all liabilities and indebtedness now or hereafter arising, owing, due or payable from Dealer to DFS (and any of its subsidiaries and affiliates), including any third party claims against Dealer satisfied or acquired by DFS, whether primary or secondary, joint or several, direct, contingent, fixed or otherwise, and whether or not evidenced by instruments or evidences of indebtedness, and all covenants, agreements (including consent to binding arbitration), warranties, duties and representations, whether such Obligations arise under this Agreement, the Other Agreements or any other agreements previously, now or hereafter executed by Dealer and delivered to DFS or by operation of law.
                  "OTHER AGREEMENTS": all security agreements (including the Agreement for Wholesale Financing), mortgages, leases, instruments, documents, guarantees, schedules, certificates, contracts and similar agreements heretofore, now or hereafter executed by Dealer and delivered to DFS or delivered by or on behalf of Dealer to a third party and assigned to DFS by operation of law or otherwise.
                  "PRIME RATE": the rate of interest which Chase Manhattan Bank publicly announces from time to time as its prime rate or reference rate; provided, however, that for purposes of this Agreement, the interest rate charged to Dealer will at no time be computed on a Prime Rate of less than Six percent ( 6% per annum. The Prime Rate will change and take effect for purposes of this Agreement on the day that Chase Manhattan Bank announces any change in its Prime Rate or reference rate.

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2.   CREDIT FACILITY/INTEREST RATES/FEES
     -----------------------------------
     2.1 ACCOUNTS RECEIVABLE FACILITY. Subject to the terms of this Agreement, DFS agrees to provide to Dealer an Accounts Receivable Facility of Six Million DOLLARS ($ 6,000,000.00). DFS will not be obligated to advance funds if a Default has occurred hereunder.
           2.1.1 INTEREST. Dealer agrees to pay interest to DFS on the Daily Contract Balance at a rate equal to the Prime Rate plus one half of one percent ( .50% %) per annum. Such interest will:
                  (i) be computed based on a 360 day year; (ii) be calculated each day by multiplying the Daily Rate (as defined below) by the Daily Contract Balance (as defined below); and (iii) accrue from the date that DFS authorizes any Electronic Transfer (as defined in SECTION 3.10 herein) or otherwise makes an advance under the Accounts Receivable Facility until DFS receives the full and final payment of the principal debt which Dealer owes to DFS, subject to the terms of SECTION 3.8 herein. The "Daily Rate" is the quotient of the applicable annual rate provided herein divided by 360. The "Daily Contract Balance" is the amount of the outstanding principal debt which Dealer owes to DFS on the Accounts Receivable Facility at the end of each day (including the amount of all Electronic Transfers authorized) after DFS has credited the payments which it has received on the Accounts Receivable Facility, subject to the terms of SECTION 3.8 herein.
           2.1.2 FEES. Dealer agrees to pay to DFS an advance fee equal to zero percent ( 0%) on each advance to Dealer under the Accounts Receivable Facility.
           2.1.3 MAXIMUM INTEREST. Dealer acknowledges that DFS intends to strictly conform to the applicable usury laws governing this Agreement. Regardless of any provision contained herein or in any other document executed or delivered in connection herewith or therewith, DFS shall never be deemed to have contracted for, charged or be entitled to receive, collect or apply as interest on this Agreement (whether termed interest herein or deemed to be interest by judicial determination or operation of law), any amount in excess of the maximum amount allowed by applicable law, and, if DFS ever receives, collects or applies as interest any such excess, such amount which would be excessive interest will be applied first to the reduction of the unpaid principal balances of advances under this Agreement, and, second, any remaining excess will be paid to Dealer. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest lawful rate, Dealer and DFS shall, to the maximum extent permitted under applicable law: (a) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense or fee rather than as interest; (b) exclude voluntary pre-payments and the effect thereof; and (c) spread the total amount of interest throughout the entire term of this Agreement so that the interest rate is uniform throughout such term.
     2.2 PAYMENTS. DFS will send Dealer a monthly billing statement(s) identifying all charges due on Dealer's account with DFS. The interest and fee charges specified on each billing statement will be:
           (a) due and payable in full immediately on receipt, and (b) an account stated, unless DFS receives Dealer's written objection thereto within fifteen (15) days after it is mailed to Dealer. If DFS does not receive, by the 25th day of any given month, payment of all charges accrued to Dealer's account with DFS during the immediately preceding month, Dealer will (to the extent allowed by law) pay DFS a late fee ("Late Fee") equal to the greater of $5 or 5% of the amount of such finance charges (payment of the Late Fee does not waive the default caused by the late payment). Dealer will also pay DFS $100 for each of Dealer's checks returned unpaid for insufficient funds (an "NSF check") (such $100 payment repays DFS' estimated administrative costs; it does not waive the default caused by the NSF check). DFS may adjust the billing statement at any time to conform to applicable law and this Agreement. Dealer waives the right to direct the application of any payments hereafter received by DFS on account of the Obligations. DFS will have the continuing exclusive right to apply and reapply any and all such payments in such manner as DFS may deem advisable notwithstanding any entry by DFS upon its books and records.

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     2.3   ONE LOAN.  DFS may  combine  all of DFS'  advances  to  Dealer  or on
           Dealer's   behalf,   whether  under  this   Agreement  or  any  Other
           Agreements, and whether provided by one or more of DFS' branch offices, together with all finance charges, fees and expenses related thereto, to make one debt owed by Dealer.

3.   ACCOUNTS RECEIVABLE FACILITY - ADDITIONAL PROVISIONS
     ----------------------------------------------------
     3.1 SCHEDULES. Dealer will, no less than weekly or as otherwise agreed to, furnish DFS with a schedule of Accounts ("Schedule") which will:
           (a) describe all Accounts created or acquired by Dealer since the last Schedule furnished DFS; (b) inform DFS of any rejection of goods by any obligor, delays in delivery of goods, non-performance of contracts and of any assertion of any claim, offset or counterclaim by any obligor; and (c) inform DFS of any adverse information relating to the financial condition of any obligor.
     3.2 AVAILABLE CREDIT. On receipt of each Schedule, DFS will credit Dealer with such amount as DFS may deem advisable up to eighty-five percent ( 85 %) of the net amount of the eligible Accounts listed in such Schedule. DFS will loan Dealer such amounts so credited or a part thereof as requested provided that at no time will such outstanding loans exceed Dealer's maximum Accounts Receivable Facility from time to time established by DFS. No loans need be made by DFS if the Dealer is in Default.
     3.3 INELIGIBLE ACCOUNTS. DFS will have the sole right to determine eligibility of Accounts and, without limiting DFS' discretion in that regard, the following Accounts will be deemed ineligible: (a) Accounts created from the sale of goods and services on non-standard terms and/or that allow for payment to be made more than thirty (30) days from the date of sale; (b) Accounts unpaid more than ninety (90) days from date of invoice; (c) all Accounts of any obligor with fifty percent (50%) or more of the outstanding balance unpaid for more than ninety (90) days from the date of invoice; (d) Accounts for which the obligor is an officer, director, shareholder, partner, member, owner, employee, agent, parent, subsidiary, affiliate of, or is related to Dealer or has common shareholders, officers, directors, owners, partners or members; (e) consignment sales; (f) Accounts for which the payment is or may be conditional; (g) Accounts for which the obligor is not a commercial or institutional entity or is not a resident of the United States or Canada; (h) Accounts with respect to which any warranty or representation provided in SUBSECTION 3.4 is not true and correct; (i) Accounts which represent goods or services purchased for a personal, family or household purpose; (j) Accounts which represent goods used for demonstration purposes or loaned by the Dealer to another party; (k) Accounts which are progress payment, barter, or contra accounts; and (l) any and all other Accounts which DFS deems to be ineligible. If DFS determines that any Account is or becomes an ineligible Account, immediately upon notice thereof from DFS, Dealer will pay to DFS an amount equal to the monies loaned by DFS for such ineligible Account.
     3.4 WARRANTIES AND REPRESENTATIONS. For each Account which Dealer lists on any Schedule, Dealer warrants and represents to DFS that at all times: (a) such Account is genuine; (b) such Account is not evidenced by a judgment or promissory note or similar instrument or agreement;
           (c) it represents an undisputed bona fide transaction completed in accordance with the terms of the invoices and purchase orders relating thereto; (d) the goods sold or services rendered which resulted in the creation of such Account have been delivered or rendered to and accepted by the obligor; (e) the amounts shown on the Schedules, Dealer's books and records and all invoices and statements delivered to DFS with respect thereto are owing to Dealer and are not contingent; (f) no payments have been or will be made thereon except payments turned over to DFS; (g) there are no offsets, counterclaims or disputes existing or asserted with respect thereto and Dealer has not made any agreement with any obligor for any deduction or discount of the sum payable thereunder except regular discounts allowed by Dealer in the ordinary course of its business for prompt payment; (h) there are no facts or events which in any way impair the validity or enforceability thereof or reduce the amount payable thereunder from the amount shown on the Schedules, Dealer's books and records and the invoices and statements delivered to DFS with respect thereto; (i) all persons acting on behalf of obligors thereon have the authority to bind the obligor; (j) the goods sold or transferred giving rise


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           thereto are not subject to any lien,  claim,  encumbrance or security interest which is superior to that of DFS; and (k) there are no proceedings or actions known to Dealer which are threatened or pending against any obligor thereon which might result in any material adverse change in such obligor's financial condition.
     3.5 NOTES. Loans made pursuant to this Agreement need not be evidenced by promissory notes unless otherwise required by DFS in DFS' sole discretion.
     3.6 CERTAIN CHARGES. Dealer will: (a) reimburse DFS for all charges made by banks, including charges for collection of checks and other items of payment, and (b) pay DFS' fees for transfers of funds to or from the Dealer; provided however, that Dealer will not pay for Wire Transfer fees. DFS may, from time to time, announce its fees for transfers of funds to or from the Dealer, including the issuance of Electronic Transfers.
     3.7   COLLECTIONS.   Unless   otherwise   directed   by  DFS,  to  expedite
           collection of Accounts for the benefit of DFS, Dealer shall notify all of its obligors to make payment of the Accounts to one or more lock-boxes under the sole control of DFS. The lock-box, and all accounts into which the proceeds of any such lock-box(es) are deposited, shall be established at banks selected by the Dealer and satisfactory to DFS in its sole discretion. Dealer shall issue to any such banks an irrevocable letter of instruction, in form and substance acceptable to DFS, directing such banks to deposit all payments or other remittances received in the lock-box to such account or accounts as DFS shall direct, for application against the outstanding balance of the Obligations. All funds deposited in the lock-box or any such account immediately shall become the property of DFS, and any disbursements of the proceeds in the lock-box or any such account will only be made to DFS. Dealer shall obtain the agreement of such banks to waive any offset rights against the funds so deposited. DFS assumes no responsibility for such lock-box arrangement, including, without limitation, any claim of accord and satisfaction or release with respect to deposits which any banks accept thereunder. All remittances which Dealer receives in payment of any Accounts, and the proceeds of any of the other Collateral, shall be: (i) kept separate and apart from Dealer's own funds so that they are capable of identification as DFS' property; (ii) held by Dealer as trustee of an express trust for DFS' benefit; and (iii) shall be immediately deposited in such accounts designated by DFS. All proceeds received or collected by DFS with respect to Accounts, and reserves and other property of Dealer in possession of DFS at any time or times hereafter, may be held by DFS without interest to Dealer until all Obligations are paid in full or applied by DFS on account of the Obligations. DFS may release to Dealer such portions of such reserves and proceeds as DFS may determine. Upon the occurrence and during the continuance of a Default, DFS may notify the obligors that the Accounts have been assigned to DFS, collect the Accounts directly in its own name and charge the collection costs and expenses, including attorneys' fees, to Dealer. DFS has no duty to protect, insure, collect or realize upon the Accounts to preserve rights in them.
     3.8 COLLECTION DAYS. All payments and all amounts received on any Account will be credited by DFS to Dealer's account (subject to final collection thereof) after allowing three (3) business days for collection of checks or other instruments.
     3.9 POWER OF ATTORNEY. Dealer irrevocably appoints DFS (and any person designated by it) as Dealer's true and lawful Attorney with full power to at any time, in the discretion of DFS (whether or not Default has occurred) to: (a) endorse the name of Dealer upon any of the items of payment or proceeds and deposit the same in the account of DFS for application to the Obligations; (b) sign the name of Dealer to verify the accuracy of the Accounts; (c) sign the name of Dealer on any document or instrument that DFS shall deem necessary or appropriate to perfect and maintain perfected the security interests in the Collateral under this Agreement and the Other Agreements; and
           (d) initiate and settle any insurance claim and endorse Dealer's name on any check, instrument or other item of payment. In the event of a Default, Dealer irrevocably appoints DFS (and any person designated by it) as Dealer's true and lawful Attorney with full power to at any time, in the discretion of DFS to: (i) demand payment, enforce payment and otherwise exercise all of Dealer's rights, and remedies with respect to the collection of any Accounts; (ii) settle, adjust, compromise, extend or renew any Accounts; (iii) settle, adjust or

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           compromise  any legal  proceedings  brought to collect any  Accounts;
           (iv) sell or assign any Accounts upon such terms, for such amounts and at such time or times as DFS may deem advisable; (v) discharge and release any Accounts; (vi) prepare, file and sign Dealer's name on any Proof of Claim in Bankruptcy or similar document against any obligor; (vii) endorse the name of Dealer upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to any Account or goods pertaining thereto; and (viii) take control in any manner of any item of payments or proceeds and for such purpose to notify the Postal Authorities to change the address for delivery of mail addressed to Dealer to such address as DFS may designate. The power of attorney is for value and coupled with an interest and is irrevocable so long as any Obligations remain outstanding and by DFS exercising such right, DFS shall not waive any right against Dealer until the Obligations are paid in full.
     3.10 CONTINUING REQUIREMENTS. Advances hereunder will be made by DFS, at Dealer's direction, by paper check, electronic transfer by Automated Clearing House ("ACH"), Fed Wire Funds Transfer ("Fed Wire") or such other electronic means as DFS may announce from time to time (ACH, Fed Wire and such other electronic transfer are collectively referred to as "Electronic Transfers"). If Dealer does not request advances be made in a specific method of transfer, DFS may determine from time to time in its sole discretion what method of transfer to use. Dealer will: (a) if from time to time required by DFS, immediately upon their creation, deliver to DFS copies of all invoices, delivery evidences and other such documents relating to each Account; (b) not permit or agree to any extension, compromise or settlement or make any change to any Account; (c) affix appropriate endorsements or assignments upon all such items of payment and proceeds so that the
           same  may  be  properly  deposited  by  DFS  to  DFS'  account;   (d)
           immediately notify DFS in writing which Accounts may be deemed ineligible as defined in SUBSECTION 3.3; (e) mark all chattel paper and instruments now owned or hereafter acquired by it to show that the same are subject to DFS' security interest and immediately thereafter deliver such chattel paper and instruments to DFS with appropriate endorsements and assignments to DFS; (f) within ten (10) days after the end of each month, provide DFS with a detailed aging of its Accounts for each month, together with the names and addresses of all obligors.
     3.11 RELEASE. Dealer releases DFS from all claims and causes of action which Dealer may now or hereafter have for any loss or damage to it claimed to be caused by or arising from: (a) any failure of DFS to protect, enforce or collect, in whole or in part, any Account; (b) DFS' notification to any obligors thereon of DFS' security interest in any of the Accounts; (c) DFS' directing any obligor to pay any sum owing to Dealer directly to DFS; and (d) any other act or omission to act on the part of DFS, its officers, agents or employees, except for willful misconduct. DFS will have no obligation to preserve rights to Accounts against prior parties. Dealer waives all rights of offset and counterclaims Dealer may have against DFS.
     3.12 REVIEW. Dealer grants DFS an irrevocable license to enter Dealer's business locations during normal business hours with 24 hour notice( no notice will be required hereunder if a Default has occurred) to Dealer to: (a) account for and inspect all Collateral; (b) verify Dealer's compliance with this Agreement; and (c) review, examine, and make copies of Dealer's books, records, files and business procedures and practices. Dealer further agrees to pay DFS a review fee of Seven Hundred Fifty DOLLARS ($ 750.00 ) for any such review, inspection or examination made by DFS. DFS may, without notice to Dealer and at any time or times hereafter, verify the validity, amount or any other matter relating to any Account by mail, telephone, or other means, in the name of Dealer or DFS.

4.   SECURITY - COLLATERAL
     ---------------------
     4.1 GRANT OF SECURITY INTEREST. To secure payment of all of Dealer's current and future Obligations and to secure Dealer's performance of all of the provisions under this Agreement and the Other Agreements, Dealer grants DFS a security interest in all of Dealer's inventory, accounts, contract rights, chattel paper, security agreements, instruments, deposit accounts, reserves, documents, and general intangibles; and all judgments, claims, insurance policies, and payments owed or made to Dealer thereon; all whether now owned or

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           hereafter  acquired,   all  attachments,   accessories,   accessions,
           returns, repossessions, exchanges, substitutions and replacements thereto, and all proceeds thereof. All such assets are collectively referred to herein as the "Collateral." All of such terms for which
           meanings  are  provided  in  the  Uniform   Commercial  Code  of  the
           applicable state are used herein with such meanings. Dealer covenants with DFS that DFS may realize upon all or part of any Collateral in any order it desires and any realization by any means upon any Collateral will not bar realization upon any other collateral. Dealer's liability under this Agreement is direct and unconditional and will not be affected by the release or nonperfection of any security interest granted hereunder. All Collateral financed by DFS, and all proceeds thereof, will be held in trust by Dealer for DFS, with such proceeds being payable in accordance with this Agreement.

5.   WARRANTIES AND REPRESENTATIONS
     ------------------------------
     5.1 AFFIRMATIVE WARRANTIES AND REPRESENTATIONS. Except as otherwise specifically provided in the Other Agreements, Dealer warrants and represents to DFS that: (a) Dealer has good title to all Collateral;
           (b) DFS' security interest in the Accounts will at all times constitute a perfected, first security interest in such Accounts and will not become subordinate to the security interest, lien, encumbrance or claim of any Entity; (c) Dealer will execute all documents DFS requests to perfect and maintain DFS' security interest in the Collateral and to fully consummate the transactions contemplated under this Agreement and the Other Agreements; (d) Dealer will at all times be duly organized, existing, in good standing, qualified and licensed to do business in each state, county, or parish, in which the nature of its business or property so requires; (e) Dealer has the right and is duly authorized to enter into this Agreement; (f) Dealer's execution of this Agreement does not constitute a breach of any agreement to which Dealer is now or hereafter becomes bound; (g) there are and will be no actions or proceedings pending or threatened against Dealer which might result in any material adverse change in Dealer's financial or business condition or which might in any way adversely affect any of Dealer's assets; (h) Dealer will maintain the Collateral in good condition and repair; (i) Dealer has duly filed and will duly file all tax returns required by law; (j) Dealer has paid and will pay when due all taxes, levies, assessments and governmental charges of any nature; (k) Dealer will maintain a system of accounting in accordance with generally accepted accounting principles and account records which contain such information in a format as may be requested by DFS; (l) Dealer will keep and maintain all of its books and records pertaining to the Accounts at its principal place of business designated in this Agreement; (m) Dealer will promptly supply DFS with such information concerning it or any Guarantor as DFS hereafter may reasonably request; (n) Dealer will give DFS thirty (30) days prior written notice of any change in Dealer's identity, name, form of business organization, ownership, management, principal place of business, Collateral locations or other business locations; and before moving any books and records to any other location; (o) Dealer will observe and perform all matters required by any lease, license, concession or franchise forming part of the Collateral in order to maintain all the rights of DFS thereunder; (p) Dealer will advise DFS of the commencement of material legal proceedings against Dealer or any Guarantor; (q) Dealer will comply with all applicable laws and will conduct its business in a manner which preserves and protects the Collateral and the earnings and incomes thereof; and (r) Dealer will keep the Collateral insured for its full insurable value under an "all risk" property insurance policy with a company acceptable to DFS, naming DFS as a lender loss-payee and containing standard lender's loss payable and termination provisions. Dealer will provide DFS with written evidence of such property insurance coverage and lender's loss-payee endorsement.
     5.2 NEGATIVE COVENANTS. Dealer will not at any time (without DFS' prior written consent): (a) grant to or in favor of any Entity a security interest in or permit to exist a lien, claim or encumbrance in the Accounts which is superior to the interest of DFS; (b) other than in the ordinary course of its business, sell, lease or otherwise dispose of or transfer any of its assets; (c) merge or consolidate with another Entity; (d) acquire the assets or ownership interest of any other Entity; (e) enter into any transaction not in the ordinary course of business; (f) guarantee or indemnify or otherwise become in any way liable with respect to the obligations of any Entity, except

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



           by endorsement of instruments or items of payment for deposit to the general account of Dealer or which are transmitted or turned over to DFS on account of the Obligations except for any Guaranty of the obligations of the Dealer's parent to the provider(s) of Dealer's parent's working capital credit facility; (g) redeem, retire, purchase  or  otherwise  acquire,  directly  or  indirectly,  any  of
           Dealer's capital stock; (h) make any change in Dealer's capital structure or in any of its business objectives or operations which might in any way adversely affect the ability of Dealer to repay the Obligations; (i) make any distribution of Dealer's assets not in the ordinary course of business; (j) incur any debts outside of the ordinary course of business except renewals or extensions of existing debts and interest thereon; and (k) make any loans, advances, contributions or payments of money or in goods to any affiliated entity or to any officer, director, stockholder, member or partner of Dealer or of any such entity (except for compensation for personal services actually rendered, or dividends to the Dealer's parent).
     5.3   FINANCIAL STATEMENTS.  Dealer will deliver to DFS: (a) within  ninety
           (90) days after the end of each of Dealer's fiscal years, a reasonably detailed balance sheet as of the last day of such fiscal year and a reasonably detailed income statement covering Dealer's operations for such fiscal year, in a form satisfactory to DFS; (b) within forty-five (45) days after the end of each of Dealer's fiscal quarters, a reasonably detailed balance sheet as of the last day of such quarter and an income statement covering Dealer's operations for such quarter in a form satisfactory to DFS; (c) within ten (10) days after request therefor by DFS, any other report requested by DFS relating to the Collateral or the financial condition of Dealer. Dealer warrants and represents to DFS that all financial statements and information relating to Dealer or any Guarantor which have been or may hereafter be delivered by Dealer or any Guarantor to DFS are true and correct and have been and will be prepared in accordance with generally accepted accounting principles consistently applied and, with respect to such previously delivered statements or information, there has been no material adverse change in the financial or business condition of Dealer or any Guarantor since the submission to DFS, either as of the date of delivery, or, if different, the date specified therein, and Dealer acknowledges DFS' reliance thereon.

6.   DEFAULT
     -------
     6.1 DEFINITION. Dealer will be in default under this Agreement if: (a) Dealer breaches any terms, warranties or representations contained herein or in any Other Agreements and such breach is not cured within three (3) days of Dealer's receipt of written notice of such breach;
           (b) any Guarantor of Dealer's debts to DFS breaches any terms, warranties or representations contained in any guaranty or Other
           Agreements and such breach is not cured within three (3) days of Dealer's receipt of written notice of such breach; (c) any representation, statement, report, or certificate made or delivered by Dealer or any Guarantor to DFS is not accurate when made and such breach is not cured within three (3) days of Dealer's receipt of written notice of such breach; (d) Dealer fails to pay any of the Obligations when due and payable; (e) Dealer abandons any Collateral and such breach is not cured within three (3) days of Dealer's receipt of written notice of such breach; (f) Dealer or any Guarantor is or becomes in default in the payment of any debt owed to any third party in excess of $50,000.00 and such breach is not cured within three (3) days of Dealer's receipt of written notice of such breach;
           (g) a money judgment issues against Dealer or any Guarantor in excess of $50,000.00 and such breach is not cured within three (3) days of Dealer's receipt of written notice of such breach;; (h) an attachment, sale or seizure issues or is executed against any assets of Dealer or of any Guarantor; (i) Dealer or any Guarantor shall cease existence as a corporation, partnership, limited liability company or trust, as applicable; (j) Dealer or any Guarantor ceases or suspends business; (k) Dealer, any Guarantor or any member while Dealer's business is operated as a limited liability company, as applicable, makes a general assignment for the benefit of creditors;
           (l) Dealer, any Guarantor or any member while Dealer's business is operated as a limited liability company, as applicable, becomes insolvent or voluntarily or involuntarily becomes subject to the Federal Bankruptcy Code, any state insolvency law or any similar law;
           (m) any receiver is appointed for any assets of Dealer, any Guarantor


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



           or any member while Dealer's business is operated as a limited liability company, as applicable; (n) any guaranty of Dealer's debt to DFS is terminated;(o) Dealer or any Guarantor misrepresents Dealer's or such Guarantor's financial condition or organizational structure.
     6.2   RIGHTS OF DFS.  In the event of a Default:
           (a) DFS may at any time at DFS' election, without notice or demand to Dealer, do any one or more of the following: declare all or any of the Obligations immediately due and payable, together with all costs and expenses of DFS' collection activity, including, without limitation, all reasonable attorneys' fees; exercise any or all rights under applicable law (including, without limitation, the right to possess, transfer and dispose of the Collateral); and/or cease extending any additional credit to Dealer (DFS' right to cease extending credit shall not be construed to limit the discretionary nature of this credit facility).
           (b) Dealer will segregate and keep the Collateral in trust for DFS, and in good order and repair, and will not sell, rent, lease, consign, otherwise dispose of or use any Collateral, nor further encumber any Collateral.
           (c) Upon DFS' oral or written demand, Dealer will immediately deliver the Collateral to DFS, in good order and repair, at a place specified by DFS, together with all related documents; or DFS may, in DFS' sole discretion and without notice or demand to Dealer, take immediate possession of the Collateral together with all related documents.
           (d) DFS may, without notice, apply a default finance charge to Dealer's outstanding principal indebtedness equal to the default rate specified in Dealer's financing program with DFS, if any, or if there is none so specified, at the lesser of 3% per annum above the rate in effect immediately prior to the Default, or the highest lawful contract rate of interest permitted under applicable law.
           (e) DFS may, without notice to Dealer and at any time or times enforce payment and collect, by legal proceedings or otherwise, Accounts in the name of Dealer or DFS; and take control of any cash or non-cash items of payment or proceeds of Accounts and of any rejected, returned, repossessed or stopped in transit goods relating to Accounts. DFS may at its sole election and without demand enter, with or without process of law, any premises where Collateral might be and, without charge or liability to DFS therefor do one or more of the following: (i) take possession of the Collateral and use or store it in said premises or remove it to such other place or places as DFS may deem convenient; (ii) take possession of all or part of such premises and the Collateral and place a custodian in the exclusive control thereof until completion of enforcement of DFS' security interest in the Collateral or until DFS' removal of the Collateral and, (iii) remain on such premises and use the same, together with Dealer's materials, supplies, books and records, for the purpose of performing all acts necessary and incidental to the collection or liquidation of such Collateral.

                All of DFS' rights and remedies are cumulative. DFS' failure to exercise any of DFS' rights or remedies hereunder will not waive any of DFS' rights or remedies as to any past, current or future Default.
     6.3 SALE OF COLLATERAL. Dealer agrees that if DFS conducts a private sale of any Collateral by requesting bids from 10 or more dealers or distributors in that type of Collateral, any sale by DFS of such Collateral in bulk or in parcels within 120 days of: (a) DFS' taking possession and control of such Collateral; or (b) when DFS is otherwise authorized to sell such Collateral; whichever occurs last, to the bidder submitting the highest cash bid therefor, is a commercially reasonable sale of such Collateral under the Uniform Commercial Code. Dealer agrees that the purchase of any Collateral by a vendor, as provided in any agreement between DFS and the vendor, is a commercially reasonable disposition and private sale of such Collateral under the Uniform Commercial Code, and no request for bids shall be required. Dealer further agrees that 7 or more days prior written notice will be commercially reasonable notice of any public or private sale (including any sale to a vendor). Dealer irrevocably waives any requirement that DFS retain possession and not dispose of any Collateral until after an arbitration hearing, arbitration award, confirmation, trial or final judgment. If DFS disposes of any such

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



           Collateral  other  than  as  herein   contemplated,   the  commercial
           reasonableness of such disposition will be determined in accordance with the laws of the state governing this Agreement.

7.   MISCELLANEOUS
     -------------
     7.1 TERMINATION. This Agreement will continue in full force and effect and be non-cancellable by Dealer (except that it may be terminated by DFS upon thirty (30) days written notice to Dealer or in the exercise of its rights and remedies upon Default by Dealer) for a period of one (1) year from the first day of the first month following the date hereof and for successive one (1) year periods thereafter, subject to termination as to future transactions at the end of any such period on at least sixty (60) days prior written notice by Dealer to DFS. If such notice of termination is given by Dealer to DFS, such notice will be ineffective unless Dealer pays to DFS all Obligations on or before the termination date. Any termination of this Agreement by Dealer or DFS will have the effect of accelerating the maturity of all Obligations not then otherwise due.
           7.1.1  TERMINATION  PRIVILEGE.  Despite  anything to the  contrary in
                  SECTION 7.1 of this Agreement, this Agreement may be terminated by Dealer at any time upon sixty (60) days prior written notice and payment to DFS of the following sum (in addition to payment of all Obligations, whether or not by their terms then due) which sum represents liquidated damages for the loss of the bargain and not as a penalty, and the same is hereby acknowledged by Dealer: (1) the product of (a) one half of one percent (.50%) multiplied by (b) the highest Average Contract Balance for the last 10 months (or entire term of this Agreement if less than 12 months) prior to the effective date of termination, multiplied by (2) the number of months remaining in the original or renewal term; granted, however that such liquidated damages will only be payable in the event termination occurs during the first ten (1O) month term of this Agreement. This sum will also be paid by Dealer if the Agreement is terminated on account of Dealer's Default.
           7.1.2 EFFECT OF TERMINATION. Dealer will not be relieved from any Obligations to DFS arising out of DFS' advances or commitments made before the effective termination date of this Agreement. DFS will retain all of its rights, interests and remedies hereunder until Dealer has paid all of Dealer's Obligations to DFS. All waivers set forth within this Agreement will survive any termination of this Agreement.
     7.2 COLLECTION. Checks and other instruments delivered to DFS on account of the Obligations will constitute conditional payment until such items are actually paid to DFS.
     7.3 DEMAND, ETC. Dealer irrevocably waives notice of: DFS' acceptance of this Agreement, presentment, demand, protest, nonpayment, nonperformance, and dishonor. Dealer and DFS irrevocably waive all rights to claim any punitive and/or exemplary damages. Dealer waives all notices of default and non-payment at maturity of any or all of the Accounts.
     7.4 REIMBURSEMENT. Dealer will assume and reimburse DFS upon demand for all expenses incurred by DFS in connection with the preparation of this Agreement and the Other Agreements (including fees and costs of outside counsel) and all filing and recording fees and taxes payable in connection with the filing or recording of all documents under this Agreement and the Other Agreements; provided, however, that such reimbursement by Dealer hereunder will not exceed the sum of ONE THOUSAND DOLLARS ($1,000.00).
     7.5 ADDITIONAL OBLIGATIONS. DFS, without waiving or releasing any Obligation or Default, may perform any Obligations that Dealer fails or refuses to perform. All sums paid by DFS on account of the foregoing and any expenses, including reasonable attorneys' fees, will be a part of the Obligations, payable on demand and secured by the Collateral.
     7.6 NO ORAL AGREEMENTS. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBTS ARE NOT ENFORCEABLE. TO PROTECT DEALER AND DFS FROM MISUNDERSTANDING OR DISAPPOINTMENT, ALL AGREEMENTS COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING
           AND THE OTHER AGREEMENTS, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES, EXCEPT AS SPECIFICALLY PROVIDED HEREIN OR AS THE PARTIES MAY LATER AGREE IN WRITING TO MODIFY IT. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. DFS may, from time to time, announce in writing to Dealer

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



           its policies and procedures regarding its administration of this facility, including, without limitation, DFS' fees for the transfer of funds to or from Dealer, including Electronic Transfers; any subsequent use by Dealer of this facility following any such announcement shall constitute Dealer's acceptance of such revised policies and procedures. Time is of the essence regarding Dealer's performance of its obligations to DFS notwithstanding any course of dealing or custom on DFS' part to grant extensions of time. DFS will have the right to refrain from or postpone enforcement of this Agreement or any Other Agreements between DFS and Dealer without prejudice and the failure to strictly enforce these agreements will not be construed as having created a course of dealing between DFS and Dealer contrary to the specific terms of the agreements or as having modified, released or waived the same. The express terms of this Agreement will not be modified by any course of dealing, usage of trade, or custom of trade which may deviate from the terms hereof.
     7.7 SEVERABILITY. If any provision of this Agreement or the Other Agreements or the application thereof is held invalid or unenforceable, the remainder of this Agreement and the Other Agreements will not be impaired or affected and will remain binding and enforceable.
     7.8 SUPPLEMENT. If Dealer and DFS have heretofore executed Other Agreements in connection with all or any part of the Collateral, this Agreement shall supplement each and every Other Agreement previously executed by and between Dealer and DFS, and in that event this Agreement shall neither be deemed a novation nor a termination of any such previously executed Other Agreement nor shall execution of this Agreement be deemed a satisfaction of any obligation secured by such previously executed Other Agreement. In the event of any conflict between the terms of this Agreement and any previously executed Business Financing Agreement between DFS and Dealer, the terms of this Agreement shall control.
     7.9 SECTION TITLES. The Section titles used in this Agreement are for convenience only and do not define or limit the contents of any Section.
     7.10 BINDING EFFECT. Dealer cannot assign its interest in this Agreement or any Other Agreements without DFS' prior written consent, although DFS may assign or participate DFS' interest, in whole or in part, without Dealer's consent. This Agreement and the Other Agreements will protect and bind DFS' and Dealer's respective heirs, representatives, successors and assigns.
     7.11 NOTICES. Except as otherwise stated herein, all notices, arbitration claims, responses, requests and documents will be sufficiently given or served if mailed or delivered: (a) to Dealer at Dealer's principal place of business specified above; and (b) to DFS at 655 Maryville Centre Drive, St. Louis, Missouri 63141-5832, Attention: General Counsel, or such other address as the parties may hereafter specify in writing.
     7.12 RECEIPT OF AGREEMENT. Dealer acknowledges that it has received a true and complete copy of this Agreement. Dealer acknowledges that it has read and understood this Agreement. Notwithstanding anything herein to the contrary: (a) DFS may rely on any facsimile copy, electronic data transmission or electronic data storage of any Schedule, statement, financial statements or other reports, and (b) such facsimile copy, electronic data transmission or electronic data storage will be deemed an original, and the best evidence thereof for all purposes, including, without limitation, under this Agreement or any Other Agreements, and for all evidentiary purposes before any arbitrator, court or other adjudicatory authority.
     7.13 INFORMATION. DFS may provide to any third party any credit, financial or other information on Dealer that DFS may from time to time possess. DFS may obtain from any third party any credit, financial or other information regarding Dealer that such third party may from time to time possess.

8.   BINDING ARBITRATION
     -------------------
     8.1 ARBITRABLE CLAIMS. Except as otherwise specified below, all actions, disputes, claims and controversies under common law, statutory law or in equity of any type or nature whatsoever (including, without limitation, all torts, whether regarding negligence, breach of fiduciary duty, restraint of trade, fraud, conversion, duress, interference, wrongful replevin, wrongful sequestration, fraud in the inducement, usury or any other tort, all contract actions, whether regarding express or implied terms, such as implied covenants of good faith, fair dealing, and the commercial reasonableness of any

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


           Collateral disposition, or any other contract claim, all claims of deceptive trade practices or lender liability, and all claims questioning the reasonableness or lawfulness of any act), whether arising before or after the date of this Agreement, and whether directly or indirectly relating to: (a) this Agreement or any Other Agreements and/or any amendments and addenda hereto or thereto, or the breach, invalidity or termination hereof or thereof; (b) any previous or subsequent agreement between DFS and Dealer; (c) any act committed by DFS or by any parent company, subsidiary or affiliated company of DFS (the "DFS Companies"), or by any employee, agent, officer or director of an DFS Company whether or not arising within the scope and course of employment or other contractual representation of the DFS Companies provided that such act arises under a relationship, transaction or dealing between DFS and Dealer; and/or (d) any other relationship, transaction or dealing between DFS and Dealer (collectively the "Disputes"), will be subject to and resolved by binding arbitration.
     8.2 ADMINISTRATIVE BODY. All arbitration hereunder will be conducted in accordance with the Commercial Arbitration Rules of The American Arbitration Association ("AAA"). If the AAA is dissolved, disbanded or becomes subject to any state or federal bankruptcy or insolvency proceeding, the parties will remain subject to binding arbitration which will be conducted by a mutually agreeable arbitral forum. The parties agree that all arbitrator(s) selected will be attorneys with at least five (5) years secured transactions experience. The arbitrator(s) will decide if any inconsistency exists between the rules of any applicable arbitral forum and the arbitration provisions contained herein. If such inconsistency exists, the arbitration provisions contained herein will control and supersede such rules. The site of all arbitration proceedings will be in the Division of the Federal Judicial District in which AAA maintains a regional office that is closest to Dealer.
     8.3 DISCOVERY. Discovery permitted in any arbitration proceeding commenced hereunder is limited as follows. No later than thirty (30) days after the filing of a claim for arbitration, the parties will exchange detailed statements setting forth the facts supporting the claim(s) and all defenses to be raised during the arbitration, and a list of all exhibits and witnesses. No later than twenty-one (21) days prior to the arbitration hearing, the parties will exchange a
           final  list  of  all  exhibits  and  all  witnesses,   including  any
           designation of any expert witness(es) together with a summary of their testimony; a copy of all documents and a detailed description of any property to be introduced at the hearing. Under no circumstances will the use of interrogatories, requests for admission, requests for the production of documents or the taking of depositions be permitted. However, in the event of the designation of any expert witness(es), the following will occur: (a) all information and documents relied upon by the expert witness(es) will be delivered to the opposing party, (b) the opposing party will be permitted to depose the expert witness(es), (c) the opposing party will be permitted to designate rebuttal expert witness(es), and (d) the arbitration hearing will be continued to the earliest possible date that enables the foregoing limited discovery to be accomplished.
     8.4 EXEMPLARY OR PUNITIVE DAMAGES. The Arbitrator(s) will not have the authority to award exemplary or punitive damages.
     8.5 CONFIDENTIALITY OF AWARDS. All arbitration proceedings, including testimony or evidence at hearings, will be kept confidential, although any award or order rendered by the arbitrator(s) pursuant to the terms of this Agreement may be entered as a judgment or order in any state or federal court and may be confirmed within the federal judicial district which includes the residence of the party against whom such award or order was entered. This Agreement concerns transactions involving commerce among the several states. The Federal Arbitration Act, Title 9 U.S.C. Sections 1 et seq., as amended ("FAA") will govern all arbitration(s) and confirmation proceedings hereunder.
     8.6 PREJUDGMENT AND PROVISIONAL REMEDIES. Nothing herein will be construed to prevent DFS' or Dealer's use of bankruptcy, receivership, injunction, repossession, replevin, claim and delivery, sequestration, seizure, attachment, foreclosure, dation and/or any other prejudgment or provisional action or remedy relating to any Collateral for any current or future debt owed by either party to the other. Any such action or remedy will not waive DFS' or Dealer's right to compel arbitration of any Dispute.

AR000010  8/97                         11

     8.7 ATTORNEYS' FEES. If either Dealer or DFS brings any other action for judicial relief with respect to any Dispute (other than those set forth in SECTION 8.6), the party bringing such action will be liable for and immediately pay all of the other party's costs and expenses (including attorneys' fees) incurred to stay or dismiss such action and remove or refer such Dispute to arbitration. If either Dealer or DFS brings or appeals an action to vacate or modify an arbitration award and such party does not prevail, such party will pay all costs and expenses, including attorneys' fees, incurred by the other party in defending such action. Additionally, if Dealer sues DFS or institutes any arbitration claim or counterclaim against DFS in which DFS is the prevailing party, Dealer will pay all costs and expenses (including attorneys' fees) incurred by DFS in the course of defending such action or proceeding.
     8.8 LIMITATIONS. Any arbitration proceeding must be instituted: (a) with respect to any Dispute for the collection of any debt owed by either party to the other, within two (2) years after the date the last payment was received by the instituting party; and (b) with respect to any other Dispute, within two (2) years after the date the incident giving rise thereto occurred, whether or not any damage was sustained or capable of ascertainment or either party knew of such incident. Failure to institute an arbitration proceeding within such period will constitute an absolute bar and waiver to the institution of any proceeding, whether arbitration or a court proceeding, with respect to such Dispute.
     8.9 SURVIVAL AFTER TERMINATION. The agreement to arbitrate will survive the termination of this Agreement.

9. INVALIDITY/UNENFORCEABILITY OF BINDING ARBITRATION. IF THIS AGREEMENT IS FOUND TO BE NOT SUBJECT TO ARBITRATION, ANY LEGAL PROCEEDING WITH RESPECT TO ANY DISPUTE WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. DEALER AND DFS WAIVE ANY RIGHT TO A JURY TRIAL IN ANY SUCH PROCEEDING.

10. Governing Law. Dealer acknowledges and agrees that this and all Other Agreements between Dealer and DFS have been substantially negotiated, and will be substantially performed, in the state of Colorado. Accordingly, Dealer agrees that all Disputes will be governed by, and construed in accordance with, the laws of such state, except to the extent inconsistent with the provisions of the FAA which shall control and govern all arbitration proceedings hereunder.

     IN WITNESS WHEREOF, Dealer and DFS have executed this Agreement as of the date first set forth hereinabove.

     THIS CONTRACT CONTAINS BINDING ARBITRATION, JURY WAIVER AND PUNITIVE DAMAGE WAIVER PROVISIONS.

                                       Capital Associates Technology Group, Inc.
                                       A Utah Corporation
                                       f/k/a DBL, Inc.
                                       -----------------------------------------
                                                      Dealer's Name

DEUTSCHE FINANCIAL SERVICES CORPORATION


By:         /s/John Rowntree           By:         /s/Anthony M. DiPaolo
    ------------------------------          ------------------------------------
Print Name: John Rowntree              Print Name: Anthony M. DiPaolo
    ------------------------------          ------------------------------------
Title:      Credit Manager             Title:      SVP, CFO and Treasurer
    ------------------------------          ------------------------------------

                                       By:
                                            ------------------------------------
                                       Print Name:
                                            ------------------------------------
                                       Title:
                                            ------------------------------------

                                       ATTEST:
                                                   /s/Philip J. Teigen
                                            ------------------------------------
                                                        Secretary
                                       Print Name:  Philip J. Teigen
                                            ------------------------------------

AR000010  8/97                         12

                      SECRETARY'S CERTIFICATE OF RESOLUTION

     I certify that I am the Secretary or Assistant Secretary of the corporation named below, and that the following completely and accurately sets forth certain resolutions of the Board of Directors of the corporation adopted at a special meeting thereof held on due notice (and with shareholder approval, if required by law), at which meeting there was present a quorum authorized to transact the business described below, and that the proceedings of the meeting were in accordance with the certificate of incorporation, charter and by-laws of the corporation, and that they have not been revoked, annulled or amended in any manner whatsoever.

     Upon  motion  duly  made  and  seconded,   the  following   resolution  was
unanimously adopted after full discussion:

     "RESOLVED, That the several officers, directors, and agents of this corporation, or any one or more of them, are hereby authorized and empowered on behalf of this corporation: to obtain financing from Deutsche Financial Services Corporation ("DFS") in such amounts and on such terms as such officers, directors or agents deem proper; to enter into financing, security, pledge and other agreements with DFS relating to the terms upon which such financing may be obtained and security and/or other credit support is to be furnished by this corporation therefor; from time to time to supplement or amend any such agreements; execute and deliver any and all assignments and schedules; and from time to time to pledge, assign, mortgage, grant security interests, and otherwise transfer, to DFS as collateral security for any obligations of this corporation to DFS, whenever and however arising, any assets of this corporation, whether now owned or hereafter acquired; the Board of Directors hereby ratifying, approving and confirming all that any of said officers, directors or agents have done or may do with respect to the foregoing."

     I do further certify that the following are the names and specimen signatures of the officers and agents of said corporation so empowered and authorized, namely:

President:              Brent W. Richardson          /s/Brent W. Richardson
                      -------------------------    -----------------------------
                        (Print Name)                       (Signature)

Vice-President:         James D. Walker              /s/James D. Walker
                      -------------------------    -----------------------------
                        (Print Name)                       (Signature)

Secretary:              Philip J. Teigen             /s/Philip J. Teigen
                      -------------------------    -----------------------------
                        (Print Name)                       (Signature)

SVP, CFO & Treasurer:   Anthony M. DiPaolo           /s/Anthony M. DiPaolo
                      -------------------------    -----------------------------
                        (Print Name)                       (Signature)

Assistant Treasurer:    John F. Sandoval             /s/John F. Sandoval
                      -------------------------    -----------------------------
                        (Print Name)                       (Signature)

     IN   WITNESS  WHEREOF,  I  have  executed  and  affixed  the  seal  of  the corporation on the date stated below.

Dated:  April 21, 1998                               /s/Philip J. Teigen
                                                   -----------------------------
                                                      (Assistant) Secretary
                                                   Philip J. Teigen

                                                   Capital Associates Technology
                                                   Group, Inc.
                                                   -----------------------------
         (SEAL)                                           Corporate Name



AR000010  8/97                         13

                  ADDENDUM TO BUSINESS FINANCING AGREEMENT AND
                        AGREEMENT FOR WHOLESALE FINANCING


         This Addendum is made to (i) that certain Business Financing Agreement executed on the 21st day of April, 1998, between CAPITAL ASSOCIATES TECHNOLOGY GROUP, INC. ("Dealer") and DEUTSCHE FINANCIAL SERVICES CORPORATION ("DFS"), as amended ("BFA") and (ii) that certain Agreement for Wholesale Financing between Dealer and DFS dated July 15, 1991, as amended ("AWF").

         FOR VALUE RECEIVED, DFS and Dealer agree as follows:

         1. Section 3.2 of the BFA is hereby amended to read as follows, and, to the extent applicable, the following provision shall also amend the AWF (capitalized terms shall have the same meaning as defined in the BFA unless otherwise indicated):

         "3.2 AVAILABLE CREDIT; PAYDOWN. On receipt of each Schedule, DFS will credit Dealer with such amount as DFS may deem advisable up to the remainder of (a) eighty-five percent (85%) of the net amount of eligible Accounts listed in such Schedule, minus (b) an amount equal to one hundred percent (100%) of Dealer's outstanding indebtedness under Dealer's Agreement for Wholesale Financing (the 'AWF') with DFS as in effect from time to time (the 'Reserve Amount') (the remainder of (a) minus (b) is referred to herein as the 'Available Credit').

         In addition, in the event Dealer's outstanding loans under Dealer's accounts receivable credit facility as set forth in SECTION 2.1 of this Agreement at any time exceed Dealer's Available Credit, Dealer will immediately pay to DFS an amount not less than the difference between
         (i) Dealer's outstanding loans under Dealer's accounts receivable credit facility as set forth in SECTION 2.1 of this Agreement, and (ii) Dealer's Available Credit.

         Furthermore, as an amendment to the AWF, in the event Dealer's Reserve Amount exceeds at any time (a) eighty-five percent (85%) of the net amount of Dealer's eligible Accounts, minus (b) Dealer's outstanding loans under Dealer's accounts receivable credit facility as set forth in; SECTION 2.1 of this Agreement, Dealer will immediately pay to DFS, as a reduction of Dealer's total current outstanding indebtedness to DFS under the AWF, the difference between (i) Dealer's Reserve Amount, and (ii) (a) eighty-five percent (85%) of the net amount of Dealer's eligible Accounts minus (b) Dealer's outstanding loans under Dealer's accounts receivable credit facility as set forth in SECTION 2.1 of this Agreement. DFS will loan Dealer, on request, such amount so credited or a part thereof as requested provided that at no time will such outstanding loans exceed Dealer's maximum accounts receivable credit facility as set forth in SECTION 2.1 of this Agreement. No loans need be made by DFS if the Dealer is in Default."

         2. The following paragraph is hereby incorporated into the BFA as if fully and originally set forth therein:

         FACILITY FEE. Dealer agrees to pay DFS an annual facility fee in connection with the Accounts Receivable Facility, payable in advance, upon the execution of this Agreement, and on each anniversary thereof through the term of this Agreement, each in an amount equal to one hundred twenty-five one-thousandths of one percent (0.125%) of the Accounts Receivable Facility (or such greater amount as shall from time to time represent the sum of the maximum credit available under this Agreement.) Once received by DFS, an annual facility fee shall not be refundable by DFS for any reason; provided, however, that in the event DFS terminates this Agreement on other than the anniversary date and Dealer is not then in Default then DFS shall refund to Dealer a portion of the facility fee equal to the number of whole months remaining in the current annual term (or renewal term) of this Agreement multiplied by an amount equal to one twelfth (1/12) of the facility fee paid by Dealer for that term."

         3. The following paragraph is incorporated into the AWF and BFA as if fully and originally set forth therein:

         "Dealer will at all times maintain:

         (a) a Tangible Net Worth and Subordinated Debt in the combined amount of not less than Nine Hundred Thousand Dollars ($900,000.00);

         (b) a ratio of Debt minus Subordinated Debt to Tangible Net Worth and Subordinated Debt of not more than five and seventy-five one-hundredths to one (5.75:1); and

         (c) a ratio of Current Tangible Assets to current liabilities of not less than one and twenty one-hundredths to one (1.20:1).

         For purposes of this paragraph: (i) 'Tangible Net Worth' means the book value of Dealer's assets less liabilities, excluding from such assets all Intangibles; (ii) 'Intangibles' means and includes general intangibles (as that term is defined in the Uniform Commercial Code); accounts receivable and advances due from officers, directors, employees, stockholders and affiliates; leasehold improvements net of depreciation; licenses; good will; prepaid expenses; escrow deposits; covenants not to compete; the excess of cost over book value of acquired assets; franchise fees; organizational costs; finance reserves held for recourse obligations; capitalized research and development costs; and such other similar items as DFS may from time to time determine in DFS' sole discretion; (iii) 'Debt' means all of Dealer's liabilities and indebtedness for borrowed money of any kind and nature whatsoever, whether direct or indirect, absolute or contingent, and including obligations under capitalized leases, guaranties or with respect to which Dealer has pledged assets to secure performance, whether or not direct recourse liability has been assumed by Dealer;
         (iv)   'Subordinated   Debt'  means  all  of  Dealer's  Debt  which  is
         subordinated to the payment of Dealer's liabilities to DFS by an agreement in form and substance satisfactory to DFS; and (v) 'Current Tangible Assets' means Dealer's current assets less, to the extent otherwise included therein, all Intangibles. The foregoing terms will be determined in accordance with generally accepted accounting principles consistently applied, and on a non-consolidated basis."

         4. Paragraph 8 of the AWF is hereby restated in its entirety to appear as it did in the original AWF without giving effect to any Amendment thereto.

         All other terms and provisions of the BFA and AWF, to the extent consistent with the foregoing, are hereby ratified and will remain unchanged and in full force and effect.

         IN WITNESS WHEREOF, Dealer and DFS have both read this Addendum to the Business Financing Agreement and Agreement for Wholesale Financing, understand all the terms and provisions hereof and agree to be bound thereby and subject thereto as of this day of April 21, 1998.

                                         CAPITAL ASSOCIATES INTERNATIONAL, INC.

ATTEST:                                  By:      /s/Anthony M. DiPaolo
                                               ---------------------------------
                                               Anthony M. DiPaolo

/s/Philip J. Teigen                      Title:  Sr.V.P. - CFO and Treasurer
-------------------------------                  -------------------------------
Secretary
Philip J. Teigen

                                         DEUTSCHE FINANCIAL SERVICES CORPORATION



                                         By:     /s/John Rowntree
                                              ----------------------------------
                                         Title:   Credit Manager
                                              ----------------------------------

                                    GUARANTY

TO:      DEUTSCHE FINANCIAL SERVICES CORPORATION

     In consideration of financing provided or to be provided by you to CAPITAL ASSOCIATES TECHNOLOGY GROUP, INC. ("Dealer"), and for other good and valuable consideration received, we jointly, severally, unconditionally and absolutely guaranty to you, from property held separately, jointly or in community, the immediate payment when due of all current and future liabilities owed by Dealer to you, whether such liabilities are direct, indirect or owed by Dealer to a third party and acquired by you ("Liabilities"). We will pay you on demand the full amount of all sums owed by Dealer to you, together with all costs and expenses (including, without limitation, reasonable attorneys' fees). We also indemnify and hold you harmless from and against all (a) losses, costs and expenses you incur and/or are liable for (including, without limitation, reasonable attorneys' fees) and (b) claims, actions and demands made by Dealer or any third party against you, which in any way relate to any relationship or transaction between you and Dealer.

     Our guaranty will not be released, discharged or affected by, and we hereby irrevocably consent to, any: (a) change in the manner, place, interest rate, finance or other charges, or terms of payment or performance in any current or future agreement between you and Dealer, the release, settlement or compromise of or with any party liable for the payment or performance thereof or the substitution, release, non-perfection, impairment, sale or other disposition of any collateral thereunder; (b) change in Dealer's financial condition; (c) interruption of relations between Dealer and you or us; (d) claim or action by Dealer against you; and/or (e) increases or decreases in any credit you may provide to Dealer. We will pay you even if you have not: (i) notified Dealer that it is in default of the Liabilities, and/or that you intend to accelerate or have accelerated the payment of all or any part of the Liabilities, or (ii) exercised any of your rights or remedies against Dealer, any other person or any current or future collateral. This Guaranty is assignable by you and will inure to the benefit of your assignee. If Dealer hereafter undergoes any change in its ownership, identity or organizational structure, this Guaranty will extend to all current and future obligations which such new or changed legal entity owes to you.

     We irrevocably waive: notice of your acceptance of this Guaranty, presentment, demand, protest, nonpayment, nonperformance, notice of breach or default, notice of intent to accelerate and notice of acceleration of any indebtedness of Dealer, any right of contribution from other guarantors, dishonor, the amount of indebtedness of Dealer outstanding at any time, the number and amount of advances made by you to Dealer in reliance on this Guaranty and any claim or action against Dealer; all other demands and notices required by law; all rights of offset and counterclaims against you or Dealer; all defenses to the enforceability of this Guaranty (including, without limitation, fraudulent inducement). We further waive all defenses based on suretyship or impairment of collateral, and defenses which the Dealer may assert on the underlying debt, including but not limited to, failure of consideration, breach of warranty, fraud, payment, statute of frauds, bankruptcy, lack of legal capacity, statute of limitations, lender liability, deceptive trade practices, accord and satisfaction and usury. We also waive all rights to claim, arbitrate for or sue for any punitive or exemplary damages. In addition, we hereby irrevocably subordinate to you any and all of our present and future rights and remedies: (a) of subrogation against Dealer to any of your rights or remedies against Dealer, (b) of contribution, reimbursement, indemnification and restoration from Dealer; and (c) to assert any other claim or action against Dealer directly or indirectly relating to this Guaranty, such subordinations to last until you have been paid in full for all Liabilities. All of our waivers and subordinations herein will survive any termination of this Guaranty.

     We have made an independent investigation of the financial condition of Dealer and give this Guaranty based on that investigation and not upon any

US000700      3/96                      1
representation  made by  you.  We have  access  to  current  and  future  Dealer financial information which enables us to remain continuously informed of Dealer's financial condition. We represent and warrant to you that we have received and will receive substantial direct or indirect benefit by making this Guaranty and incurring the Liabilities. We will provide you with financial statements on us each year within ninety (90) days after the end of Dealer's fiscal year end. We warrant and represent to you that all financial statements and information relating to us or Dealer which have been or may hereafter be delivered by us or Dealer to you are true and correct and have been and will be prepared in accordance with generally accepted accounting principles consistently applied and, with respect to previously delivered statements and information, there has been no material adverse change in the financial or business condition of us or Dealer since the submission to you, either as of the date of delivery, or if different, the date specified therein, and we acknowledge your reliance thereon. This Guaranty will survive any federal and/or state bankruptcy or insolvency action involving Dealer. We are solvent and our execution of this Guaranty will not make us insolvent. If you are required in any action involving Dealer to return or rescind any payment made to or value received by you from or for the account of Dealer, this Guaranty will remain in full force and effect and will be automatically reinstated without any further action by you and notwithstanding any termination of this Guaranty or your release of us. Any delay or failure by you, or your successors or assigns, in exercising any of your rights or remedies hereunder will not waive any such rights or remedies. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT US AND YOU FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS SPECIFICALLY PROVIDED HEREIN OR AS WE MAY LATER AGREE IN WRITING TO MODIFY IT. Notwithstanding anything herein to the contrary: (a) you may rely on any facsimile copy, electronic data transmission or electronic data storage of this Guaranty, any agreement between you and Dealer, any Statement of Transaction, billing statement, invoice from a vendor, financial statements or other report, and (b) such facsimile copy, electronic data transmission or electronic data storage will be deemed an original, and the best evidence thereof for all purposes, including, without limitation, under this Guaranty or any other agreement between you and us, and for all evidentiary purposes before any arbitrator, court or other adjudicatory authority. We may terminate this Guaranty by a written notice to you, the termination to be effective sixty (60) days after you receive and acknowledge it, but the termination will not terminate our obligations hereunder for Liabilities arising prior to the effective termination date. We have read and understood all terms and provisions of this Guaranty. We acknowledge receipt of a true copy of this Guaranty and of all agreements between you and Dealer. The meanings of all terms herein are equally applicable to both the singular and plural forms of such terms.

     BINDING ARBITRATION. Except as otherwise specified below, all actions, disputes, claims and controversies under common law, statutory law or in equity of any type or nature whatsoever (including, without limitation, all torts, whether regarding negligence, breach of fiduciary duty, restraint of trade, fraud, conversion, duress, interference, wrongful replevin, wrongful sequestration, fraud in the inducement, usury or any other tort, all contract actions, whether regarding express or implied terms, such as implied covenants of good faith, fair dealing, and the commercial reasonableness of any collateral disposition, or any other contract claim, all claims of deceptive trade practices or lender liability, and all claims questioning the reasonableness or lawfulness of any act), whether arising before or after the date of this Guaranty, and whether directly or indirectly relating to: (a) this Guaranty and/or any amendments and addenda hereto, or the breach, invalidity or termination hereof; (b) any previous or subsequent agreement between you and us;
(c) any act committed by you or by any parent company, subsidiary or affiliated company of you (the "DFS Companies"), or by an employee, agent, officer or director of a DFS Company, whether or not arising within the scope and course of employment or other contractual representation of the DFS Companies provided that such act arises under a relationship, transaction or dealing between you

US000700      3/96                      2
and Dealer or you and us; and/or (d) any other relationship, transaction, dealing or agreement between you and Dealer or you and us (collectively the "Disputes"), will be subject to and resolved by binding arbitration.

     All arbitration hereunder will be conducted in accordance with The Commercial Arbitration Rules of The American Arbitration Association ("AAA"). If the AAA is dissolved, disbanded or becomes subject to any state or federal bankruptcy or insolvency proceeding, the parties will remain subject to binding arbitration which will be conducted by a mutually agreeable arbitral forum. The parties agree that all arbitrator(s) selected will be attorneys with at least five (5) years secured transactions experience. The arbitrator(s) will decide if any inconsistency exists between the rules of any applicable arbitral forum and the arbitration provisions contained herein. If such inconsistency exists, the arbitration provisions contained herein will control and supersede such rules. The site of all arbitrations will be in the Division of the Federal Judicial District in which AAA maintains a regional office that is closest to Dealer.

     Discovery permitted in any arbitration proceeding commenced hereunder is limited as follows: No later than thirty (30) days after the filing of a claim for arbitration, the parties will exchange detailed statements setting forth the facts supporting the claim(s) and all defenses to be raised during the arbitration, and a list of all exhibits and witnesses. No later than twenty-one
(21) days prior to the arbitration hearing, the parties will exchange a final list of all exhibits and all witnesses, including any designation of any expert witness(es) together with a summary of their testimony; a copy of all documents and a detailed description of any property to be introduced at the hearing. Under no circumstances will the use of interrogatories, requests for admission, requests for the production of documents or the taking of depositions be permitted. However, in the event of the designation of any expert witness(es), the following will occur: (a) all information and documents relied upon by the expert witness(es) will be delivered to the opposing party, (b) the opposing party will be permitted to depose the expert witness(es), (c) the opposing party will be permitted to designate rebuttal expert witness(es), and (d) the arbitration hearing will be continued to the earliest possible date that enables the foregoing limited discovery to be accomplished.

     The Arbitrator(s) will not have the authority to award exemplary or punitive damages.

     All arbitration proceedings, including testimony or evidence at hearings, will be kept confidential, although any award or order rendered by the arbitrator(s) pursuant to the terms of this Guaranty may be entered as a judgment or order in any state or federal court and may be entered as a judgment or order within the federal judicial district which includes the residence of the party against whom such award or order was entered. This Guaranty concerns transactions involving commerce among the several states. The Federal
Arbitration Act ("FAA") will govern all arbitration(s) and confirmation proceedings hereunder.

     Nothing herein will be construed to prevent your or our use of bankruptcy, receivership, injunction, repossession, replevin, claim and delivery, sequestration, seizure, attachment, foreclosure, cation and/or any other prejudgment or provisional action or remedy relating to any collateral for any current or future debt owed by either party to the other. Any such action or remedy will not waive your or our right to compel arbitration of any Dispute.

     If either we or you bring any other action for judicial relief with respect to any Dispute (other than those set forth in the immediately preceding paragraph), the party bringing such action will be liable for and immediately pay all of the other party's costs and expenses (including attorneys' fees) incurred to stay or dismiss such action and remove or refer such Dispute to arbitration. If either we or you bring or appeal an action to vacate or modify


US000700      3/96                      3
an arbitration award and such party does not prevail, such party will pay all costs and expenses, including attorneys' fees, incurred by the other party in defending such action. Additionally, if we sue you or institute any arbitration claim or counterclaim against you in which you are the prevailing party, we will pay all costs and expenses (including attorneys' fees) incurred by you in the course of defending such action or proceeding.

     Any arbitration proceeding must be instituted: (a) with respect to any Dispute for the collection of any debt owed by either party to the other, within two (2) years after the date the last payment was received by the instituting party; and (b) with respect to any other Dispute, within two (2) years after the date the incident giving rise thereto occurred, whether or not any damage was sustained or capable of ascertainment or either party knew of such incident. Failure to institute an arbitration proceeding within such period will constitute an absolute bar and waiver to the institution of any proceeding with respect to such Dispute. Except as otherwise stated herein, all notices, arbitration claims, responses, requests and documents will be sufficiently given or served if mailed or delivered: (i) to us at our address below; (ii) to you at 655 Maryville Centre Drive, St. Louis, Missouri 63141-5832, Attention: General Counsel; or such other address as the parties may specify from time to time in writing.

     The agreement to arbitrate will survive the termination of this Guaranty.

     IF THIS GUARANTY IS FOUND TO BE NOT SUBJECT TO ARBITRATION, ANY LEGAL PROCEEDING WITH RESPECT TO ANY DISPUTE WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. WE WAIVE ANY RIGHT TO A JURY TRIAL IN ANY SUCH PROCEEDING.

     We acknowledge and agree that this Guaranty and all agreements between Dealer and you have been substantially negotiated, and will be performed, in the state of Colorado. Accordingly, we agree that all Disputes will be governed by, and construed in accordance with, the laws of such state, except to the extent inconsistent with the provisions of the FAA which will control and govern all arbitration proceedings hereunder.

THIS GUARANTY CONTAINS BINDING ARBITRATION, JURY WAIVER AND PUNITIVE DAMAGES WAIVER PROVISIONS.

Date:  April 21, 1998
       --------------------------------

CORPORATE GUARANTOR:

Capital Associates International, Inc.
(Name of Corporate Guarantor)

By:     /s/Anthony M. DiPaolo
     ----------------------------------
[Print Name:    Anthony M. DiPaolo    ]
     ----------------------------------
Title:    Sr.V.P.- CFO and Treasurer
     ----------------------------------


By:     /s/Philip J. Teigen
     ----------------------------------
[Print Name:     Philip J. Teigen     ]
     ----------------------------------
Title:     Secretary
     ----------------------------------


                                         Address of Guarantor(s):

                                         7175 West Jefferson Avenue, Suite 4000
                                         ---------------------------------------
                                         Lakewood, Colorado 80235
                                         ---------------------------------------

                                         ---------------------------------------


US000700      3/96                      4

                             SECRETARY'S CERTIFICATE


     I hereby certify that I am the Secretary or Assistant Secretary of Capital Associates International, Inc. ("Guarantor") and that execution of the above Guaranty was ratified, approved and confirmed by the Shareholders at a meeting, if necessary, and pursuant to a resolution of the Board of Directors of Guarantor at a meeting of the Board of Directors duly called, and which is currently in effect, which resolution was duly presented, seconded and adopted and reads as follows:

     "BE IT RESOLVED that any officer of this corporation is hereby authorized to execute a guaranty of the obligations of CAPITAL ASSOCIATES TECHNOLOGY GROUP, INC. ("Dealer") to Deutsche Financial Services Corporation on behalf of the corporation, which instrument may contain such terms as the above named persons may see fit including, but not limited to a waiver of notice of the acceptance of the guaranty; presentment; demand; protest; notices of nonpayment, nonperformance, dishonor, the amount of indebtedness of Dealer outstanding at any time, any legal proceedings against Dealer, and any other demands and notices required by law; and any right of contribution from other guarantors."

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal on this 21st day of April, l998.




         (SEAL)                          Secretary:     /s/Philip J. Teigen
                                                     ---------------------------
                                                     Philip J. Teigen



































US000700      3/96                      5

                              ADDENDUM TO GUARANTY

     This Addendum is made to that certain Guaranty entered into by and between CAPITAL ASSOCIATES INTERNATIONAL, INC. ("Guarantor") and DEUTSCHE FINANCIAL SERVICES CORPORATION ("DFS") on April 21, 1998, as amended ("Guaranty).

     FOR VALUE RECEIVED, DFS and Guarantor agree that the following paragraph is incorporated into the Guaranty as if fully and originally set forth therein:

     "Guarantor will at all times maintain a Tangible Net Worth and Subordinated Debt in the combined amount of not less than Twelve Million Dollars ($12,000,000.00).

     For purposes of this paragraph: (i) 'Tangible Net Worth' means the book value of Guarantor's assets less liabilities, excluding from such assets all Intangibles; (ii) 'Intangibles' means and includes general intangibles (as that term is defined in the Uniform Commercial Code); accounts receivable and advances due from officers, directors, employees, stockholders and affiliates; leasehold improvements net of depreciation; licenses; good will; prepaid expenses; escrow deposits; covenants not to compete; the excess of cost over book value of acquired assets; franchise fees; organizational costs; finance reserves held for recourse obligations; capitalized research and development costs; and such other similar items as DFS may from time to time determine in DFS' sole discretion; (iii) 'Debt' means all of Guarantor's liabilities and indebtedness for borrowed money of any kind and nature whatsoever, whether direct or indirect, absolute or contingent, and including obligations under capitalized leases, guaranties, or with respect to which Guarantor has pledged assets to secure performance, whether or not direct recourse liability has been assumed by Guarantor; and (iv) 'Subordinated Debt' means all of Guarantor's Debt which is subordinated to the payment of Guarantor's liabilities to DFS by an agreement in form and substance satisfactory to DFS. The foregoing terms shall be determined in accordance with generally accepted accounting principles consistently applied, and, if applicable, on a consolidated basis."

     All other terms and provisions of the Guaranty, to the extent not inconsistent with the foregoing, are ratified and remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, Guarantor and DFS have executed this Addendum on this 21st day of April 1998.

                                         CAPITAL ASSOCIATES INTERNATIONAL, INC.

ATTEST:


                                         By:      /s/Anthony M. DiPaolo
                                             -----------------------------------
/s/Philip J. Teigen                      Title:  Sr.V.P. - CFO and Treasurer
---------------------------------                -------------------------------
Secretary                                        Anthony M. DiPaolo


                                         DEUTSCHE FINANCIAL SERVICES CORPORATION



                                         By:      /s/John Rowntree
                                             -----------------------------------
                                         Titl      Credit Manager
                                             -----------------------------------













































                                        2